Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 — SUBSEQUENT EVENTS

The Company has evaluated subsequent events through September 30, 2026, the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission. Based on the Company’s evaluation, except as disclosed in the financial statements, no other event has occurred requiring adjustment or disclosure in the notes to the consolidated financial statements.

Additionally, the Company issued a notice on July 17, 2026, for a separate meeting of Class A shareholders and an Extraordinary General Meeting of shareholders held on August 18, 2026. At these meetings, the shareholders approved the increase of the voting rights of Class B Ordinary Shares from thirty (30) votes per share to two hundred (200) votes per share, alongside the adoption of the Amended and Restated Memorandum and Articles of Association.

Following the Extraordinary Meeting, on August 18, 2026, the sole shareholder of the Class B ordinary shares entered into a Voting Rights Waiver Agreement with the Company, pursuant to which the Class B shareholder voluntarily and irrevocably waived the additional one hundred seventy (170) votes per share, such that the effective voting power of each Class B Ordinary Share shall remain limited to thirty (30) votes per share for all matters submitted to a vote of the Company’s shareholders.

On September 9, 2026, the Company entered into a non-exclusive strategic cooperation framework agreement with Beyinda Limited to expand their precision metal components business in the Chinese market, targeting new energy vehicles, electric vehicle charging piles, and energy storage systems.